Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350, as adopted), Arthur T. Sands, M.D., Ph.D., Principal Executive Officer of Lexicon Pharmaceuticals, Inc. (“Lexicon”), and Jeffrey L. Wade, Principal Financial Officer of Lexicon, each hereby certify that:

1.
Lexicon’s Quarterly Report on Form 10-Q for the period ended June 30, 2010, and to which this Certification is attached as Exhibit 32.1 (the “Periodic Report”), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

2.	The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Lexicon.

IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 6th day of August, 2010.

By:	/s/ Arthur T. Sands
Arthur T. Sands, M.D., Ph.D.
President and Chief Executive Officer

By:	/s/ Jeffrey L. Wade
Jeffrey L. Wade
Executive Vice President, Corporate Development and Chief Financial Officer